UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Tower, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 5/31

Date of reporting period: 11/30/15

EXPLANATORY NOTE:

The Registrant is filing this amendment to its Form N-CSRS for the period ended November 30, 2015, originally filed with the Securities and Exchange Commission on February 4, 2016, (Accession 0001193125-16-450288) to revise the Semi-Annual Report of LS Opportunity Fund solely with regard to the section entitled “Investment Advisory Agreement Approval” in the Additional Information section of the report. The sole purpose of this amendment is to include such revised information. Other than the aforementioned revision, this Form N-CSRS/A does not reflect events occurring after the filing of the original Form N-CSRS, or modify or update the disclosures therein.

Item 1 (as supplemented herein) and Items 2 through 12(a)(1) to this Form N-CSRS are incorporated by reference to the Form N-CSRS filed on EDGAR on February 4, 2016 (Accession 0001193125-16-450288).

VALUED ADVISERS TRUST

LS OPPORTUNITY FUND

SUPPLEMENT TO THE

SEMI-ANNUAL REPORT DATED NOVEMBER 30, 2015

SUB-ADVISORY AGREEMENT APPROVAL

At a meeting held on June 30, 2015, the Board of Trustees (the “Board”) considered the approval of the Investment Sub-Advisory Agreement (the “Agreement”) between Long Short Advisors, LLC (“LSA”) and Prospector Partners, LLC (“Prospector”) with respect to the LS Opportunity Fund (the “Fund”). Prospector provided written information to the Board to assist the Board in its considerations.

The Trustees recalled and reflected on their previous discussions with personnel of LSA and Prospector at previous meetings held on April 28, 2015 and June 3, 2015 and recalled their review of extensive written materials provided by Prospector at those previous meetings. The Board discussed the arrangements between LSA and Prospector with respect to the Fund. The Board reviewed a memorandum from Counsel, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by Prospector; (ii) the investment performance of the Fund, (iii) the costs of the services to be provided and profits to be realized by Prospector from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) Prospector’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration at the June 30 meeting, as well as information furnished for their review at meetings of the Board held on April 28, 2015 and June 2-3, 2015. The Trustees recalled and reflected upon presentations by representatives of Prospector and LSA at the previous meetings. They also considered the information provided for their review in advance of the meeting, which included, among other things, a letter from counsel to Prospector, Prospector’s response to that letter, financial statements of Prospector, Prospector’s Form ADV Part I and II, Prospector’s Compliance Manual, and a certification regarding its Code of Ethics. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Agreement, the Trustees considered those factors described above and came to the conclusions set forth below.

1.

The nature, extent, and quality of the services to be provided by Prospector. In this regard, the Board considered responsibilities that Prospector would have under the Agreement. The Board considered the services proposed to be provided by Prospector to the Fund, including without limitation: Prospector’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; the efforts of Prospector during the period of the Interim Sub-Advisory Agreement, and its anticipated efforts to promote the Fund and grow its assets. The Board considered Prospector’s continuity of, and commitment to retain, qualified personnel and Prospector’s commitment to maintain its resources and systems, and Prospector’s cooperation with the Board and Counsel for the Fund. The Board considered Prospector’s personnel, including the education and experience of the personnel and Prospector’s compliance program, policies and procedures. The Board considered the arrangements between LSA and Prospector pursuant to which it would have an on-going arrangement with respect to the Fund in which it would agree to waive, to a degree, a portion of its sub-advisory fees and commit to an exclusivity arrangement between itself and LSA with respect to managing other mutual funds with similar objectives. After considering the foregoing information and further information in the meeting materials provided by Prospector (including its Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by Prospector will be satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and Prospector. The Board noted that while Prospector had very recently begun managing the Fund under an interim agreement, the Board could consider the investment performance of Prospector in managing an account similar to the manner in which the Fund would be managed. The Board observed that the other account, which is a private investment fund, is not subject to the same operations, expenses and restrictions as the Fund, and the investment strategy is not exactly the same. The Board noted that, for the year ended December 31, 2014, the private fund had outperformed its benchmark, but had underperformed as compared to the S&P 500. After reviewing the performance, the Board concluded, in light of the foregoing factors, that the investment performance of Prospector was satisfactory.

3.	The costs of the services to be provided and profits to be realized by Prospector from the relationship with the Fund. In this regard, the Board considered: a balance sheet of Prospector and the level of commitment to the Fund and Prospector by the principals of Prospector; the current and projected asset levels of the Fund; and the overall anticipated expenses of the Fund, including the expected nature and frequency of sub-advisory fee payments. The Board also considered potential benefits for Prospector in managing the Fund. The Board compared the expected fees and expenses of the Fund (including the sub-advisory fee) to other private fund accounts managed by Prospector, and determined that the fee arrangements were relatively comparable in light of the differing structures. The Trustees reviewed information provided by Prospector regarding its anticipated profits and other benefits associated with managing the Fund. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Prospector by LSA were fair and reasonable.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with Prospector. The Board considered that while the sub-advisory fee changed with changes in the Fund’s assets, the Fund’s shareholders did not realize any changes in their overall expenses as Prospector’s fee was paid entirely from the advisory fee paid to LSA, which was fixed. The Board considered the sub-advisory fees in light of the overall arrangement with the Fund’s investment adviser. In light of the foregoing, the Board determined that the Fund’s fee arrangements for Prospector, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by Prospector.

5.	Possible conflicts of interest and benefits to Prospector. In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or Prospector’s other accounts; the substance and administration of Prospector’s code of ethics and other relevant policies described in Prospector’s Form ADV, and affiliations and associations of Prospector and its principals. The Board concluded that the foregoing matters were appropriately disclosed and managed by Prospector. With respect to benefits to Prospector (in addition to the fees under the Agreement), the Board noted that Prospector would benefit from its relationship with the Fund as the Fund would provide a more diversified investor base and an alternative vehicle in which to place clients with initial investments below the minimum for its private funds. Following further consideration and discussion, the Board determined that Prospector’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and the anticipated benefits to be realized by Prospector from managing the Fund were acceptable.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the Agreement between LSA and Prospector.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	10/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	10/21/2016

By	/s/ Bryan W. Ashmus Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	10/21/2016